(Perritt MicroCap Opportunities Fund, Inc. Logo)

            A no-load mutual fund that invests in stocks of rapidly
              growing companies that at the time of purchase have
                    equity market values below $300 million.

                               SEMI-ANNUAL REPORT

                                   UNAUDITED

                                No Sales Charges
                           No Redemption Charges*<F4>
                                 No 12b-1 Fees
                       Minimum Initial Investment $1,000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                                IRA o SIMPLE IRA
                               SEP IRA o Roth IRA
                             Education IRA o 401(K)

           *<F4>  2% Redemption fee for shares held less than 90 days

                         The Fund can also be purchased
                       at the following brokerage firms:
                            Charles Schwab & Company
                               and TD Waterhouse

                                 April 30, 2001

                             INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities. At the time of purchase, companies have a market capitalization of $300 million or less. The Fund seeks to invest in small companies that management believes have the potential for long term capital appreciation based on superior or niche products and/or services, favorable operating characteristics, superior management, or other factors. Investors should expect the Fund to possess both value and growth stocks.

                              PRESIDENT'S MESSAGE

Despite an extremely volatile period, the Perritt MicroCap Opportunities Fund posted a 7.2 percent gain during the first half of its fiscal year ended April 30, 2001. This compares favorably to both the 2.5 percent decline in the benchmark Russell 2000 and the 12.6 percent decline in the S&P 500 Index. Even though the Russell 2000 Index declined modestly during the last six months, small company stocks have outperformed large company stocks during both the last six-month and 18-month periods.

On page nine of this report, we have provided additional information about the Fund and two major stock market indexes, the Russell 2000 and Standard &
Poor's 500. We also included an update on the so-called small stock performance cycle. The Perritt MicroCap Opportunities Fund has gained more than 50 percent since the overperformance leg of the cycle began in October 1999. As many small company investors know, small company stocks have both outperformed and underperformed large company stocks for several years in succession. However, it has been almost two decades since small company stocks have outperformed large company stocks for more than a couple of years in a row.

Although overperformance legs of the small company performance cycle can only be measured historically, it is our belief that small company stocks are poised to extend their recent overperformance. We think that a sustained period of superior small company stock returns began in October 1999, and that several months of continued overperformance lay ahead. During the 12-month period following October 1999, the Russell 2000 Index rose 16.1 percent versus a 6.1 percent gain for the large company dominated S&P 500 Index. Even with a modest loss during the last six months, the Russell 2000 Index is now ahead of the S&P 500 Index by more than 21 percentage points since October 1999.

Interestingly, the overperformance leg of the small company performance cycle, which began in October 1999, followed a severe plunge in the prices of NASDAQ 100 stocks. An examination of all past overperformance segments of the small company return cycle indicates that a sustained period of small company return superiority usually begins after a popular group of stocks experience a severe price correction. For example, prior to the NASDAQ 100 collapse in 2000 and 2001, the most recent collapses include the Biotechnology stocks of the earlier 1990s and the Nifty-Fifty stocks of 1974 and 1975. Both of these collapses were followed by lengthy periods of overperformance for small firm stocks.

During the past six months, we sold 16 issues and purchased 18 new stocks.
Two of the stocks sold were acquired by larger companies. Guest Supply was purchased by Sysco, the largest North American distributor of food and food related products Barringer Technologies was purchased by Smiths Group, a global business leader in the advanced aerospace & defense industries. Both transactions provided us with 50 percent premiums over our original purchase price. Five other stocks were sold due to lofty valuations. The remaining nine stocks were sold because of disappointing operating results. The 18 new stocks representing a mix from several different industries. However, the majority of the new stocks purchased were from the energy and healthcare fields. We believe that these two industries continue to offer the best near-term prospects for above-average revenue and earnings growth.

The Fund is nearly fully invested in 60 small-cap stocks. With a median market capitalization of $104 million, we are clearly invested in the smallest public companies in the market. Should assets invested in the Fund increase, we will increase the number of holdings to approximately 70 to 75 names and modestly increase the average market capitalization of the companies we purchase. As a result, we expect the median market capitalization of the Fund could increase to $150 to $175 million by year end. The increase in the portfolio's median market capitalization will not change the character of the Fund, but it will enhance liquidity. I would like to thank my fellow shareholders for their continued support. Given the current state of the small-cap market, I have never been this excited about the future prospects for our Fund.

Michael J. Corbett
President

                            STATEMENT OF NET ASSETS
                                   UNAUDITED

April 30, 2001
COMMON STOCKS - 96.1% (a)<F2>

Biotechnology - 1.3%
    14,000   Cytoclonal Pharmaceuticals*<F1>                       $    50,120
    15,000   Nabi*<F1>                                                  94,500
                                                                   -----------
                                                                       144,620

Business Services - 11.9%
    31,000   Euro99.Com A/S Spn Adr F*<F1>                              62,000
    25,000   ICT Group, Inc*<F1>                                       350,000
    20,000   Modtech Holdings, Inc.*<F1>                               241,000
    11,000   Pomeroy Computer Resources*<F1>                           151,690
    18,600   Prosoft Training.Com*<F1>                                  56,916
    37,000   SFBC International Inc.*<F1>                              432,900
                                                                   -----------
                                                                     1,294,506

Chemicals & Related Products - 4.4%
    34,000   Headwater, Inc.*<F1>                                      341,700
    35,000   Strategic Disgnostics                                     136,850
                                                                   -----------
                                                                       478,550

Consumer Products - Distributing - 4.4%
    55,000   Central Euro. Distrib. Corp.*<F1>                         277,200
    29,000   TBC Corp.*<F1>                                            198,650
                                                                   -----------
                                                                       475,850

Consumer Products - Manufacturing - 2.7%
    13,700   Boston Acoustics                                          143,302
    30,000   Rawlings Sporting Goods Co., Inc.*<F1>                    156,000
                                                                   -----------
                                                                       299,302

Consumer Services - 1.7%
    15,000   Lesco Inc.                                                180,150

Energy & Related Services - 9.6%
    13,500   AZZ Inc.                                                  240,300
    15,000   Input/Output Inc.*<F1>                                    166,500
    23,000   Layne Christensen Co.*<F1>                                162,150
    31,000   Matrix Service Co.*<F1>                                   178,250
    15,000   Petroleum Helicopters Vtg.                                300,000
                                                                   -----------
                                                                     1,047,200

Financial Services - 5.7%
     6,000   Gabelli Asset Management, Inc.*<F1>                       236,940
    40,000   Gilman & Ciocia*<F1>                                      155,600
    21,900   Hoenig Group, Inc.*<F1>                                   229,950
                                                                   -----------
                                                                       622,490

Food - 4.1%
    25,000   Monetery Pasta Company*<F1>                               150,000
    31,500   Suprema Specialities Inc.*<F1>                            299,250
                                                                   -----------
                                                                       449,250

Land Development - 2.4%
    10,000   Tejon Ranch Co.*<F1>                                      260,000

Leisure - 1.5%
     9,000   Winnebago Industries                                      164,250

Medical Supplies & Services - 10.9%
    16,000   Candela Corp.*<F1>                                        116,480
     9,000   Exactech*<F1>                                             146,610
    10,500   Lifeline Systems Inc.*<F1>                                185,850
    43,000   Seracare Inc.*<F1>                                        245,100
     4,000   US Physical Therapy, Inc.*<F1>                             73,000
    25,000   Utah Medical Products*<F1>                                256,000
    31,000   Zevex International, Inc.*<F1>                            167,400
                                                                   -----------
                                                                     1,190,440

Oil & Gas - 8.4%
    28,000   Bellwether Exploration*<F1>                               235,480
    25,000   Beta Oil & Gas Inc. *<F1>                                 190,250
    15,000   Remington Oil & Gas Corp.*<F1>                            227,550
    17,000   Tengasco Inc.*<F1>                                        255,170
                                                                   -----------
                                                                       908,450

Retail - 6.6%
    17,000   Barbaques Galore Limited                                   46,750
    14,500   Finlay Enterprises Inc.*<F1>                              171,100
    20,000   Marinemax Inc.*<F1>                                       155,000
    15,500   Wilson's The Leather Experts Inc.*<F1>                    343,015
                                                                   -----------
                                                                       715,865

Semi-Conductor Related Products - 5%
    10,000   Alliance Semiconductor*<F1>                               144,100
    10,000   FSI International Inc.*<F1>                               100,000
    15,000   IKOS Systems Inc.*<F1>                                    134,250
     6,000   LTX Corp.*<F1>                                            161,520
                                                                   -----------
                                                                       539,870

Software - 6.6%
    35,000   Altris Software Inc.*<F1>                                  17,850
     3,000   Convera Corp.*<F1>                                         21,990
    17,000   Cryptologic Inc.*<F1>                                     297,670
    13,000   JDA Software Group Inc.*<F1>                              194,610
    11,000   PLATO Learning Inc.*<F1>                                  186,450
                                                                   -----------
                                                                       718,570

Speciality Manufacturing - 1.3%
     8,000   Woodhead Industries                                       137,840

Telecommunications - 7.6%
    16,000   Globecomm Systems Inc.*<F1>                               105,600
    15,000   Lightbridge Inc.*<F1>                                     200,550
    26,000   P COM Inc.*<F1>                                            27,820
    20,000   R I T Technologies Ltd.*<F1>                              109,000
    16,000   Radyne Comstream*<F1>                                     104,640
    30,000   Rohn Industries*<F1>                                      131,100
     8,000   Symmetricom Inc.*<F1>                                     116,240
    20,000   Vtel Corp.*<F1>                                            26,200
                                                                   -----------
                                                                       821,150

Total Common Stocks (Cost $9,959,518)                               10,448,353

Demand Notes - 3.7% (a)<F2>
  $343,495   Firstar Bank 4.22% due 12/31/2031                         343,495
    61,761   Sara Lee 4.07% due 12/31/2031                              61,761
                                                                   -----------
Total Demand Notes (Cost $405,256)                                     405,256

Total Investments (Cost $10,364,774)                                10,853,609
                                                                   -----------
Cash & Receivables
  Net of Liabilities - 0.2%(a)<F2>                                      18,701
                                                                   -----------
Total Net Assets - 100%                                            $10,872,310
                                                                   -----------
                                                                   -----------

(Equivalent to $13.56 per share based on 801,960 shares of capital stocks outstanding)

  *<F1>  Non-income producing security
(a)<F2>  Percentages for various classifications relate to total net assets

The accompanying notes to financial statements are an integral part of this statement

                            STATEMENT OF OPERATIONS
                                   UNAUDITED
                       NOVEMBER 1, 2000 TO APRIL 30, 2001

INCOME:
     Dividends                                                         $12,988
     Interest                                                            8,332
     Other                                                              81,336
                                                                      --------
          Total income                                                 102,656

EXPENSES:
     Advisory Fees                                                      47,404
     Fund Accounting Expense                                            14,842
     Transfer Agent Fees                                                11,312
     Custodian Fees                                                      2,715
     Legal Fees                                                          5,068
     Auditing & Tax Fees                                                 9,910
     Printing & Postage                                                  4,887
     State Registration Fees                                             7,421
     Directors and Annual Meeting                                        2,724
     Insurance                                                             869
     Other Expenses                                                        362
                                                                      --------
          Total Expenses                                               107,514
          Expense reimbursement by advisor                              24,558
                                                                      --------
          Total net expenses                                            82,956
                                                                      --------
          Net investment income                                         19,700
                                                                      --------
Net Realized Gain on Investments                                       771,529

Net Decrease in Unrealized Depreciation of Investments                 (56,628)
                                                                      --------
Net Gain on Investments                                                714,901

Net Increase in Net Assets Resulting from Operations                  $734,601
                                                                      --------
                                                                      --------

The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                   UNAUDITED
                       NOVEMBER 1, 2000 TO APRIL 30, 2001

                                                                                   For the Six Months Ended     For the Year Ended
                                                                                             April 30, 2001       October 31, 2000
OPERATIONS:
     Net investment income                                                                         $ 19,700               $ 23,727
     Net realized gain on investments                                                               771,529                875,196
     Net increase/(decrease) in unrealized appreciation/(depreciation) of investments              (56,628)              2,725,774
                                                                                                -----------           ------------
     Net increase in net assets resulting from operations                                           734,601              3,624,697
                                                                                                -----------           ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                                     1,277,926                    -0-
     Distributions from net realized gains from investment transactions                                 -0-                    -0-
                                                                                                -----------           ------------
          Decrease in net assets resulting from distributions                                     1,277,926                    -0-
                                                                                                -----------           ------------

CAPITAL SHARE TRANSACTIONS
     Proceeds from shares issued                                                                  1,824,336              8,861,171
     Cost of shares redeemed                                                                    (1,418,883)           (11,177,919)
     Reinvested dividends                                                                         1,202,883                    -0-
                                                                                                -----------           ------------
     Increase/(decrease) in net assets derived from capital share transactions                    1,608,336            (2,316,748)
                                                                                                -----------           ------------
     Total increase                                                                               1,065,011              1,307,949

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                         9,807,299              8,499,350
                                                                                                -----------           ------------
NET ASSETS AT THE END OF THE PERIOD                                                             $10,872,310           $  9,807,299
(including undistributed net investment loss of ($1,753,733)                                    -----------           ------------
and ($495,507), respectively)                                                                                         ------------

The accompanying notes to financial statements are an integral part of this statement.

                              FINANCIAL HIGHLIGHTS

                              6 Months Ended         Years Ended October 31
                         April 30, 2001 (Unaudited)  2000     1999     1998

Selected Per-Share Data
Net asset value, beginning of period      $14.92    $10.59   $11.77   $17.75
                                          ------    ------   ------   ------

Income from investment operations:
   Net investment income (loss)             0.03a     0.03a   (0.15)a  (0.17)a
                                               <F3>      <F3>      <F3>    <F3>
   Net realized and unrealized
     gain (loss) on investments             0.56      4.30    (1.03)   (3.55)
                                          ------    ------   ------   ------
Total from Investment Operations            0.59      4.33    (1.18)   (3.72)
                                          ------    ------   ------   ------

Less Distributions:
   From net investment income              (1.95)     0.00     0.00    (0.26)
   From net realized gains                  0.00      0.00     0.00    (2.00)
                                          ------    ------   ------   ------
Total Distributions                        (1.95)     0.00     0.00    (2.26)
                                          ------    ------   ------   ------
Net asset value, end of period            $13.56    $14.92   $10.59   $11.77
                                          ------    ------   ------   ------
                                          ------    ------   ------   ------

Total Return                                7.2%    40.89%  (10.03%) (23.83%)

Ratios and Supplemental Data
   Net assets, end of period
     (in thousands)                      $10,872   $ 9,807  $ 8,499  $10,173
   Ratio of expenses to average
     net assets                            1.73%     1.75%    1.72%    1.81%
Ratio of net investment income              0.2%      0.2%    (1.2%)   (1.1%)
Portfolio turnover rate                    55.0%     89.2%    53.4%    24.0%


                                                        Years Ended October 31
    1997         1996        1995        1994         1993         1992

   $14.33      $14.17       $11.89      $12.54       $11.43      $11.36
   ------      ------       ------      ------       ------      ------

    (0.05)      (0.16)       (0.13)      (0.13)       (0.14)      (0.12)

     4.78        2.42         3.01        0.02         1.61        0.31
   ------      ------       ------      ------       ------      ------
     4.73        2.26         2.88       (0.11)        1.47        0.19
   ------      ------       ------      ------       ------      ------

    (0.04)      (0.90)          --          --        (0.08)         --
   ------      ------       ------      ------       ------      ------
    (1.27)      (1.20)       (0.60)      (0.54)       (0.28)      (0.12)
   ------      ------       ------      ------       ------      ------
    (1.31)      (2.10)       (0.60)      (0.54)       (0.36)      (0.12)
   ------      ------       ------      ------       ------      ------
   $17.75      $14.33       $14.17      $11.89       $12.54      $11.43
   ------      ------       ------      ------       ------      ------
   ------      ------       ------      ------       ------      ------

   35.95%      18.56%       25.60%      (1.05%)      12.97%       1.70%

  $24,831     $ 8,130      $ 6,729     $ 6,279      $ 7,208     $ 6,942

    1.52%       1.92%        2.07%       2.00%        1.96%       2.30%
    (0.6%)      (1.2%)       (1.0%)      (1.0%)       (1.1%)      (1.1%)
    83.1%       58.0%        67.4%       39.2%        34.6%       24.4%

The accompanying notes to financial statements are an integral part of this statement.

a:<F3> Net investment income per share has been calculated based on average shares outstanding during the period.

                      10 LARGEST HOLDINGS (APRIL 30, 2001)

SFBC INTERNATIONAL is a contract research organization that conducts clinical trials and provides related services to pharmaceutical companies, biotechnology companies, and other contract research organizations. The company specializes in Phase I and II clinical trials. On March 29, 2000, the Company expanded its operations with the acquisition of Pharmaceutical Development Associates, a contract research organization focused on managing Phase III clinical trials.

ICT GROUP is a global supplier of customer relationship management (CRM) services. The Company's telesolutions offering includes outbound telesales and inbound customer support for sales and service applications, domestically and internationally. Its e-solutions offering provides real-time interaction-driven customer support for Internet sales and service applications through Web-enabled customer contact center services, e-mail management and processing, and multi-channel CRM services.

WILSON'S THE LEATHER EXPERTS is a specialty retailer of leather outerwear, apparel and accessories. The Company also supplements its permanent mall stores with temporary holiday stores during the period from October through December. Over 90 percent of the Company's merchandise is designed and sold under its proprietary labels, including M. Julian, Maxima, Pelle Studio and Wilsons, with each label positioned to appeal to identified customer lifestyle segments. The company recently acquired two travel accessory retailers: El Portal and Bentley's Luggage.

HEADWATERS, formerly Covol Technologies, is a technology development company. Headwaters has licensed its technology to other parties to produce and sell the products manufactured with the Covol binder technologies. Headwaters has contracted with Dow Chemical to produce chemical binder materials for the production of synthetic fuel made from coal fines.

PETROLEUM HELICOPTERS is engaged in the business of transporting personnel and, to a lesser extent, parts and equipment, to offshore drilling platforms. The Company's customers are engaged in the oil and gas exploration, development and production industry. The Company currently operates more than 250 aircraft worldwide.

SUPREMA SPECIALTIES and its wholly owned subsidiaries manufacture, process and market a variety of premium, gourmet natural cheese products, using fine quality imported and domestic cheeses. The Company manufactures, shreds, grates, and markets gourmet all natural Italian variety cheeses under the Suprema Di Avellino brand name as well as under private label.

CRYPTOLOGIC is engaged in Internet software development and management.The Company's products permit the processing of online transactions, with a current focus on e-commerce and Internet gaming software. Cryptologic's software is used by individuals registered in 240 nations and territories worldwide. The Company's products include Ecash and online casino software. The Company has processed more than 380 million individual transactions and in excess of US$ 4 billion in secure electronic deposits, from more than 580,000 clients.

CENTRAL EUROPEAN DISTRIBUTORS is an importer and distributor of alcoholic beverages in Poland. The Company operates the largest nationwide next-day alcoholic beverage delivery service in Poland through its 20 regional offices located in Poland's principal cities, including Warsaw, Krakow, Gdynia and Katowice. The Company currently distributes more than 300 brands such as Miller, Becks and Guinness.

TEJON RANCH is a diversified, growth-oriented land development and agribusiness company whose purpose is to increase the value of its real estate and resource holdings. Its prime asset is approximately 270,000 acres of contiguous, largely undeveloped land that, at its most southerly border, is 60 miles north of Los Angeles and, at its most northerly border, is 15 miles east of Bakersfield.

UTAH MEDICAL PRODUCTS is in the business of producing cost-effective devices for the healthcare industry that are predominantly proprietary, disposable and for hospital use.The Company offers various products in labor and delivery/obstetrics, neonatal intensive care, gynecology/urology/electrosurgery and blood pressure monitoring.

                             COMPARATIVE VALUATIONS

                                PERRITT MICROCAP      RUSSELL 2000     S&P 500
Average Price/Earnings Ratio                18.6              22.1        25.3
Average Price/Book Ratio                     2.8               2.1         6.3
Median Market Cap.                     $104 Mil.         $870 Mil.    $60 Bil.

                              ANNUAL TOTAL RETURN

                                6 MOS.       1 YEAR       5 YEARS      10 YEARS
Perritt MicroCap                 7.2%         10.4%         7.7%         9.9%
Russell 2000                    -2.5          -4.1          6.9         11.0
S&P 500                        -12.6         -14.0         13.8         12.8

FUND FACTS

Growth of $10,000
                               Five Years  $14,490
                                Ten Years   25,703
Net Assets                              $10.9 Mil.
Number of Holdings                              60
Ticker Symbol                                PRCGX
Expense Ratio (2000)                         1.75%
Turnover Ratio (2000)                          89%

FIVE LARGEST INDUSTRIES
Business Services                            11.9%
Medical                                      10.9
Energy Services                               9.6
Oil & Gas                                     8.4
Telecommunications                            7.6

OVERPERFORMANCE CYCLE UPDATE

Estimated start date of current cycle: 10/31/99

   Russell 2000                              13.2%
   S&P 500                                   -8.3
                                             ----
   Total Overperformance                     21.5

   Perritt MicroCap                          51.1%

                         NOTES TO FINANCIAL STATEMENTS

April 30, 2001

1. Listed securities are valued at the last sale price reported by the principal security Exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities that are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at amortized cost, which approximates fair value.

2. The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceeds the most restrictive percentage as these terms are defined. The most restrictive percentage is 1.75%.

3. Provision has not been made for federal income tax since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

4. Net realized gains and losses on securities are computed using the first-in, first-out method.

5. Other assets and liabilities: Other assets consist of interest receivable of $1,157, expenses to be reimbursed by PCM of $9,546 and receivables for investments sold of $130,070; other liabilities consist of accrued operating expenses of $2,485 and payables for securities purchased of $119,587.

6. Sources of net assets: The April 30, 2001 total net assets consist of fund shares issued and outstanding $10,536,890, unrealized appreciation on investments $488,835, accumulated net realized gain on investments $1,600,318 and undistributed net investment loss ($1,753,733)

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

        10 S. Riverside Plaza  o  Suite 1520  o  Chicago, IL 60606-3911
             Tel 312-669-1650  o  800-331-8936  o  Fax 312-669-1235
       E-mail: PerrittCap@PerrittCap.com  o  Web Site: www.PerrittCap.com

                For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
           10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                   One South Wacker Drive, Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                 777 East Wisconsin Avenue, Milwaukee, WI 53202

                          CUSTODIAN,TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
                     P.O. Box 701, Milwaukee, WI 53201-0701

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

 This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities
                                   Fund, Inc.